Exhibit 10.54

CA, Inc. Change in Control Severance Policy

(Amended and Restated Effective September 10, 2008)

(Schedules as of May 8, 2012)

Schedule A

(2.99 Multiple)

Chief Executive Officer (William E. McCracken)

Executive Vice President and Chief Financial Officer (Richard Beckert)*

Executive Vice President and Group Executive, Worldwide Sales and Services (George J. Fischer)

Executive Vice President and Group Executive, Enterprise Solutions and Technology Group (Peter Griffiths)*

[Employees may be added or eliminated from time to time]

Schedule B

(2.00 Multiple)

Executive Vice President, Risk, and Chief Administrative Officer (Phillip J. Harrington)

Executive Vice President and General Counsel (Amy Fliegelman Olli)

Executive Vice President and Group Executive, Mainframe and Customer Success Group (Adam Elster)*

[Employees may be added or eliminated from time to time]

Schedule C

(1.00 Multiple)

Executive Vice President, Strategy and Corporate Development (Jacob Lamm)

[Employees may be added or eliminated from time to time]

*	Denotes participants not eligible for the excise tax-gross-up pursuant to section 4(g) of the Policy.